UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2015

PINNACLE FINANCIAL PARTNERS, INC.
(Exact name of registrant as specified in charter)
Tennessee	000-31225	62-1812853
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
150 Third Avenue South, Suite 900, Nashville, Tennessee		37201
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:   (615) 744-3700

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 16, 2014, the Board of Directors (the "Board") of Pinnacle Financial Partners, Inc., a Tennessee corporation (the "Company"), approved amendments to the Company's Charter to declassify the Board, eliminate any super majority voting provisions contained therein and provide for a majority voting standard in the election of directors in uncontested elections, and recommended that the Company's shareholders approve such amendments at the 2015 Annual Meeting of Shareholders (the "Annual Meeting") of the Company. The Board also approved amendments to the Company's Bylaws to provide for the elimination of the Company's classified Board structure and to eliminate supermajority voting requirements contained therein, in each case contingent upon the approval by the Company's shareholders of the related Charter amendments, a summary of which is included below. As described below under Item 5.07, the Company's shareholders approved the Charter amendments at the Annual Meeting, held on April 21, 2015. The Company filed the Articles of Amendment reflecting the Charter amendments with the Secretary of State of the State of Tennessee on April 22, 2015 and the amendments to the Bylaws of the Company became effective following the acceptance of such filing.

The elimination of the classified structure of the Board will be phased in beginning with the Annual Meeting, such that all nominees for election as directors will be elected to serve for one-year terms beginning with the Annual Meeting. During the phase-in period, the nominees for election as Class I directors at the 2016 annual meeting of shareholders will be elected to serve for one-year terms expiring at the annual meeting of shareholders to be held in 2017, and the nominees for election as Class II directors at the annual meeting of shareholders to be held in 2017 will be elected to serve for one-year terms expiring at the annual meeting of shareholders to be held in 2018. Beginning with the annual meeting of shareholders to be held in 2017, the Board will no longer be classified, and all director nominees will be elected for one-year terms. No term of an existing director will be shortened or otherwise modified as a result of adoption of the amendment to the Company's Bylaws to declassify the Board.

The elimination of the supermajority voting provisions contained in the Company's Bylaws resulted in the following changes:

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The supermajority voting provisions in Section 3.3 of the Company's Bylaws were amended to reduce the required vote for a change in the number of members of the Board, either the fixed number or the range in which such number may be fixed, to a majority of the shares of the capital stock of the Company issued and outstanding and entitled to vote or a majority of all directors then in office.

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The supermajority voting provisions in Section 3.5 of the Company's Bylaws were amended to reduce the required vote for the removal of a member of the Board with cause to a majority of the shares of the capital stock of the Company issued and outstanding and entitled to vote in an election of directors or a majority of all directors then in office and to reduce the required vote for the removal of a member of the Board without cause to a majority of the shares of the capital stock of the Company issued and outstanding and entitled to vote in an election of directors.

The Company's Charter and Bylaws, as amended, are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively. The foregoing summary is qualified in its entirety by reference to the text of those documents.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, Colleen Conway-Welch, Ed C. Loughry, Jr. and M. Terry Turner were elected as Class III directors to hold office for a term of one year and until their successors are duly elected and qualified. In addition, at the Annual Meeting, the shareholders (i) approved an amendment to the Company's Charter to declassify the Board, (ii) approved amendments to the Company's Charter to eliminate any super majority voting provisions contained therein, (iii) approved an amendment to the Company's Charter to provide for a majority voting standard in the election of directors in uncontested elections, (iv) approved, on a non-binding, advisory basis, the compensation of the Company's named executive officers as disclosed in the Proxy Statement and (v) ratified the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2015.

The final voting results of the director elections, approval of the amendments to the Company's Charter, approval of compensation for the Company's named executive officers and ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2015, which were described in more detail in the Proxy Statement, are set forth below.

(1)Each director was elected by the following tabulation:

	For	Withheld	Broker Non- Votes
Colleen Conway-Welch	24,664,686	1,525,305	5,447,572
Ed C. Loughry, Jr.	24,879,839	1,310,152	5,447,572
M. Terry Turner	24,818,324	1,371,667	5,447,572

(2)The amendment to the Company's Charter to declassify the Board was approved by the following tabulation:

For	Against	Abstain	Broker Non-Votes
24,998,278	303,330	888,383	5,447,572

(3)The amendments to the Company's Charter to eliminate any super majority voting provisions contained therein were approved by the following tabulation:

For	Against	Abstain	Broker Non-Votes
24,809,863	493,912	886,216	5,447,572

(4)The amendment to the Company's Charter to provide for a majority voting standard in the election of directors in uncontested elections was approved by the following tabulation:

For	Against	Abstain	Broker Non-Votes
25,018,009	299,422	872,560	5,447,572

(5)The non-binding, advisory vote on the compensation of the Company's named executive officers was approved by the following tabulation:

For	Against	Abstain	Broker Non-Votes
23,994,770	1,316,607	878,614	5,447,572

(6)The ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2015 was approved by the following tabulation:

For	Against	Abstain	Broker Non-Votes
30,454,259	304,262	879,042	N/A

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

3.1 Amended and Restated Charter of Pinnacle Financial Partners, Inc., as amended (Restated for SEC filing purposes only).

3.2 Bylaws of Pinnacle Financial Partners, Inc., as amended (Restated for SEC filing purposesonly).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE FINANCIAL PARTNERS, INC.

By:	/s/ Harold R. Carpenter
Harold R. Carpenter
Executive Vice President and Chief Financial Officer

Date:April 27, 2015

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Charter of Pinnacle Financial Partners, Inc., as amended (Restated for SEC filing purposes only).

3.2	Bylaws of Pinnacle Financial Partners, Inc., as amended (Restated for SEC filing purposes only).

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